                                                                    EXHIBIT 99.4


                                FORM OF ELECTION

                 To accompany certificates representing shares
                     of common stock ("CAX Common Stock"),
                          $.01 par value per share, of

            COMMERCIAL ASSETS, INC., A DELAWARE CORPORATION ("CAX")

     when submitted pursuant to an election ("Cash Election") to receive, subject to proration as described in the Proxy Statement (as defined below), $5.75 in cash (the "Cash Election Price") per share of CAX Common Stock (such shares, the "Cash Election Shares") in connection with the proposed merger (the "Merger") of CAX with and into Asset Investors Corporation ("AIC").

                     The Exchange Agent for the Merger is:
                        Wells Fargo Shareowner Services
                     (formerly Norwest Shareowner Services)

           By Mail:                 Facsimile Transmission:      By Hand or Overnight Courier:
        P.O. Box 64858            (for Eligible Institutions    161 North Concord Exchange St.
    St. Paul, MN 55164-0858                  only)                 South St. Paul, MN 55075
                                         651-450-4163

                          For Confirmation Telephone:
                                  800-468-9716

                    The Information Agent for the Merger is:
                            MacKenzie Partners, Inc.
                         156 Fifth Avenue, Penthouse 3
                               New York, NY 10010

                                  800-322-2885


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
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                   BOX I: ELECTION AND DESCRIPTION OF SHARES OF CAX COMMON STOCK ENCLOSED
                                  (ATTACH ADDITIONAL SHEETS IF NECESSARY)
                           SEE "SPECIAL ELECTION INSTRUCTIONS" AND INSTRUCTION 3.
------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
    NAME AND ADDRESS OF REGISTERED HOLDER(S)                              SHARES              NUMBER OF
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                         REPRESENTED           SHARES FOR
                    APPEARS                        CERTIFICATE           BY EACH            WHICH A CASH
               ON CERTIFICATE(S)*                     NUMBER           CERTIFICATE        ELECTION IS MADE
------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------
                                                 TOTAL NUMBER
                                                 OF SHARES
------------------------------------------------------------------------------------------------------------
  * Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates. Unless otherwise indicated, it will be assumed that all shares listed in Box I are to be treated as having made a Cash Election.
------------------------------------------------------------------------------------------------------------

DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE EXCHANGE AGENT DOES NOT CONSTITUTE A VALID DELIVERY. THE EXCHANGE AGENT MUST RECEIVE YOUR FORM OF ELECTION NO LATER THAN 5:00 P.M. NEW YORK CITY TIME ON JULY 31, 2000. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED WITH THIS FORM OF ELECTION AND SIGN IN BOX IV OF THIS FORM OF ELECTION.


[ ] Check here if you cannot locate certificates. Upon receipt of this Form of Election, the Exchange Agent will contact you directly with replacement instructions. You cannot submit an effective Form of Election without attaching your stock certificate(s) (or a guarantee of delivery) to this Form of Election. Therefore, if you wish to make an effective Cash Election, it is critical that you act immediately to obtain replacement stock certificates. If you submit a guarantee of delivery, the certificates representing shares of CAX Common Stock in respect of which a Cash Election is being made must be delivered within three trading days thereafter.

     HOLDERS OF CAX COMMON STOCK WHO DO NOT WISH TO MAKE A CASH ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM OF ELECTION. EACH SHARE OF CAX COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, BE CONVERTED INTO .0475 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF AIC ("NON-CASH ELECTION SHARES") FOLLOWING THE MERGER.

     TO BE EFFECTIVE, THIS FORM OF ELECTION, TOGETHER WITH YOUR STOCK CERTIFICATES (OR GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED IN THE INSTRUCTIONS.

     In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of CAX Common Stock listed in BOX I and elects, subject to proration and other conditions as set forth below, to have all or a portion of the shares of CAX Common Stock represented by such certificates converted into the right to receive $5.75 per share of CAX Common Stock (for up to an aggregate of 3,549,868 shares of CAX Common Stock) following the Merger.

     By delivering certificates for shares of CAX Common Stock, the registered holder of such certificates releases CAX, AIC and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such CAX Common Stock or the exchange of such CAX Common Stock pursuant to the Merger Agreement.


     It is understood that this Form of Election and the following election are subject to (i) the terms, conditions and limitations set forth in the Joint Proxy Statement/Prospectus dated June 13, 2000, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Second Amended and Restated Agreement and Plan of Merger, dated as of June 2, 2000 (as the same may be amended or supplemented from time to time, the "Merger Agreement"), a conformed copy of which appears as Appendix A to the Proxy Statement, and (iii) the accompanying Instructions. Capitalized terms not otherwise defined in this Form of Election shall have the meanings given to such terms in the Merger Agreement.


     The undersigned understands that a Cash Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that only $20,411,741 (the "Total Cash Amount") will be available to pay the Cash Election Price for all Cash Election Shares in connection with the Merger and that the remaining outstanding shares of CAX Common Stock will be converted into the right to receive Non-Cash Election Shares in the Merger. If the aggregate Cash Election Price representing the aggregate Cash Election Shares (the "Aggregate Cash Election Amount") exceeds the Total Cash Amount, then each Cash Election Share shall be converted into the right to receive Non-Cash Election Shares and cash in accordance with the terms of the Merger Agreement. Cash Election Shares will be issued in the Merger and the remaining outstanding shares of CAX Common Stock will be converted into the right to receive cash in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A MIX OF CASH AND NON-CASH ELECTION SHARES THAT DIFFERS FROM THE CASH ELECTION MADE HEREBY.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election covers all of the shares of CAX Common Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of CAX Common Stock to CAX and to receive on behalf of the undersigned, in exchange for the shares of CAX Common Stock represented thereby, any check for cash or certificate for Non-Cash Election Shares issuable in the Merger pursuant to the Merger Agreement. If certificates of CAX Common Stock are not delivered herewith, enclosed herein is a Notice of Guaranteed of Delivery of such certificates representing shares of CAX Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.


     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Closing Dates, the registered holder of the shares of CAX Common Stock represented by the certificate(s) for CAX Common Stock surrendered herewith, with good title to such shares of CAX Common Stock and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the Cash Election indicated herein. All authority conferred or agreed to be conferred in this Form of Election shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

--------------------------------------------------------------------------------
 SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATE
                   (PLEASE REFER TO ACCOMPANYING GUIDELINES)
--------------------------------------------------------------------------------

 PART 1 -- PLEASE ENTER YOUR
 SOCIAL SECURITY NUMBER OR
 EMPLOYER IDENTIFICATION NUMBER


--------------------------------------------------------------------------------

PART 2 -- CERTIFICATION
 Please check the following box if you have applied for, and are awaiting receipt of, your Taxpayer
Identification Number.          [ ]
 UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
      Certificate Instructions -- You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


 SIGNATURE: __________  Date: ____
--------------------------------------------------------------------------------
 IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me pursuant to this Merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

  SIGNATURE: __________  Date: ____
--------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
 BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
--------------------------------------------------------------------------------

     Unless otherwise indicated under Special Payment Instructions below, please issue any check and/or any certificate for Non-Cash Election Shares issuable in exchange for the shares of CAX Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such CAX Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any checks for cash and/or any certificate for Non-Cash Election Shares issuable in exchange for the shares of CAX Common Stock represented by the certificates submitted hereby to the registered holder(s) of the CAX Common Stock at the address or addresses shown above.

                                     BOX II

                          SPECIAL PAYMENT INSTRUCTIONS
                               (SEE INSTRUCTIONS)

TO BE COMPLETED ONLY if check(s) are to be made payable to, or the certificate(s) for Non-Cash Election Shares are to be registered in the name of, someone other than the registered holder(s) of shares of CAX Common Stock.

Name: --------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                           EMPLOYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER
                      ------------------------------------
                                    BOX III

                         SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

TO BE COMPLETED ONLY if the check(s) are to be made payable to, or the certificate(s) for Non-Cash Election Shares are to be registered in the name of, the registered holder(s) of shares of CAX Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

Name: --------------------------------------------------------------------------

Address: -----------------------------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                            BOX IV: PLEASE SIGN HERE
                               (SEE INSTRUCTIONS)

The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of CAX Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent to be necessary and desirable to complete the transfer of the shares of CAX Common Stock surrendered hereby.

--------------------------------------------------------------------------------
                               Signature of Owner

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Dated:
--------------------------------------------------------------------------------

Telephone Number (Including Area Code):
------------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Signature of Owner

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Dated:
--------------------------------------------------------------------------------

Telephone Number (Including Area Code):
------------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------------------

     Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth the following information and see Instructions.

Name(s):
--------------------------------------------------------------------------------

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number (Including Area Code):
------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTIONS)

The undersigned hereby guarantees the signature(s) which appear(s) on this form of Election.

Names of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Telephone Number (Including Area Code):
------------------------------------------------------------------------

                       INSTRUCTIONS FOR FORM OF ELECTION

A. SPECIAL CONDITIONS


     1. Time in Which to Elect. To be effective, a Cash Election pursuant to the terms and conditions set forth herein on this Form of Election or a facsimile hereof, accompanied by the above-described certificates representing shares of CAX Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on July 31, 2000 (the "Election Date"). Holders of CAX Common Stock whose stock certificates are not immediately available may also make an effective Cash Election by properly completing the Notice of Guaranteed Delivery or a facsimile thereof and having such Notice of Guaranteed Delivery duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of CAX, no later than 5:00 P.M., New York City time, on the third American Stock Exchange trading day after the date of execution of such guarantee of delivery). Each share of CAX Common Stock with respect to which the Exchange Agent shall have not received an effective Cash Election prior to the Election Date, outstanding at the Effective Time of the Merger will be converted into the right to receive
 .0475 Non-Cash Election Shares following the Merger. See Instruction C.


     2. Revocation of Cash Election. Any Cash Election may be revoked by the person who submitted this Form of Election to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of CAX Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Cash Election is revoked, and the certificate(s) for shares withdrawn, the CAX Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).


     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms of Election will be void and of no effect. Certificate(s) for shares of CAX Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).


B. ELECTION AND PRORATION PROCEDURES

     A description of the election and proration procedures is set forth in the Proxy Statement under "DESCRIPTION OF THE MERGER CONSIDERATION AND THE CASH ELECTION." A full statement of the election and proration procedures is contained in the Merger Agreement and all Cash Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY CASH ELECTION, A HOLDER OF CAX COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO COMMERCIAL ASSETS STOCKHOLDERS."

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF CAX COMMON STOCK MAY RECEIVE CASH AND/OR NON-CASH ELECTION SHARES IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE AMOUNT OF CASH OR NUMBER OF NON-CASH ELECTION SHARES ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF CHECKS OR NON-CASH ELECTION SHARES

     As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail cash payments by check and/or certificate(s) for Non-Cash Election Shares to the holders of CAX Common Stock with respect to each share of CAX Common Stock which is included in any effective Cash Election. Holders of CAX Common Stock who declined to make a Cash Election, or failed to make an effective Cash Election, with respect to any or all of their shares will receive, for each such share, .0475 Non-Cash Election Shares, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

     No fractional Non-Cash Election Shares will be issued in connection with the Merger. In lieu thereof, each fractional share shall be exchanged for an amount in cash (without interest) equal to the product of such fraction multiplied by the closing price, per share of AIC common stock as reported on the New York Stock Exchange Composite Transaction Tape on the Closing Date as set forth in Section 2.5(e) of the Merger Agreement.

D. GENERAL

     1. Execution and Delivery. This Form of Election or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificate(s) representing the shares of CAX Common Stock as to which the Cash Election is made or with a duly signed guarantee of delivery of such certificate(s)) to the Exchange Agent at the address set forth above for the Exchange Agent.

     THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

     2. Inadequate Space. If there is insufficient space on this Form of Election to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

     3. Guarantee of Signatures. Signatures on all Forms of Election must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Form of Election or (ii) for the account of an Eligible Institution. See Instruction D.4.

     4. Book-Entry Transfer of Shares. The Exchange Agent has established an account with respect to the shares of CAX Common Stock at The Depository Trust Company (the "Book-Entry Transfer Facility"). Any financial institution that is a participant in the Book-Entry Transfer Facility system may make book-entry delivery of shares of CAX Common Stock by causing the Book-Entry Transfer Facility to transfer such shares of CAX Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedure for such transfer. However, although delivery of such shares of CAX Common Stock may be effected through book-entry transfer at the Book-Entry Transfer Facility, a properly completed and duly executed Form of Election with any required signature guarantees and any other required documents must, in any case, be transmitted to and received by the Exchange Agent at one of its addresses set forth on the first page of the Form of Election no later than 5:00 p.m. New York City time on the Election Date. In addition, for such Form of Election to be effective, confirmation of book-entry transfer of such shares of CAX Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility must be received by the Exchange Agent no later than 5:00 p.m. New York City time on the Election Date.

     5. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form of Election should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of CAX Common Stock described on this Form of Election have been assigned by the registered holder(s), in which event this Form of Election should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificates.

     If this Form of Election is signed by a person or persons other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Form of Election or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Election.

     6. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Number of Shares For Which a Cash Election Is Made" (BOX I). In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the registered owner(s) as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

     7. Lost, Stolen or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of the Form of Election and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive any checks and/or any a stock certificate(s) representing Non-Cash Election Shares in accordance with the Merger Agreement.

     8. Stock Transfer Taxes. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Form of Election, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     9. Checks and/or New Certificates in Same Name. If any check(s) in respect of Cash Election Shares or any stock certificate(s) representing Non-Cash Election Shares are to be made payable to the order of, or to be registered in, exactly the same name(s) that appears on the certificate(s) representing shares of CAX Common Stock submitted with the Form of Election, no endorsement of certificate(s) or separate stock power(s) are required.

     10. Checks and New Certificates in Different Name. If any check(s) in respect of Cash Election Shares or any stock certificate(s) representing Non-Cash Election Shares are to be registered in, or made payable to the order of, other than exactly the same name(s) that appear on the certificate(s) representing shares of CAX Common Stock submitted with the Form of Election, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Exchange Agent's Medallion Program.

     11. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of CAX Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in BOX III.

     12. Miscellaneous. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of CAX Common Stock submitted herewith.


     13. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payment made to holders of CAX Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 enclosed herein and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent shall withhold and remit to the IRS as backup withholding, 31% of the gross payments made to a holder, unless a completed Form W-9, or Substitute Form W-9, is received by the Exchange Agent from such holder prior to the time of payment indicating the holder's TIN, or unless the holder otherwise establishes an exemption from backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for CAX Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of

Taxpayer Identification Number on Substitute Form W-9 ("Guidelines") for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if CAX Common Stock is held in more than one name), consult the enclosed Guidelines.

     Failure to complete the Substitute Form W-9 will not, by itself, cause CAX Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


     14. Additional Copies. Additional copies of the Form of Election may be obtained from the Exchange Agent at the address listed above.



     All questions with respect to this Form of Election, the Cash Election (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Cash Election and computations as to proration), and the validity, form and eligibility of any surrender of certificates will be determined by the Exchange Agent and such determination shall be final and binding. CAX and AIC reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.


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